UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 6, 2003

N VIDIA CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
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(Address of principal executive offices and zipcode)

(Registrant’s telephone number, including area code): (408) 486-2000

Item 12. Results of Operations and Financial Condition.

On November 6, 2003, NVIDIA Corporation issued a press release announcing its results for the three and nine months ended October 26, 2003. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer
Date: November 6, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 6, 2003 entitled "NVIDIA Reports Operating Results for the Third Quarter Fiscal 2004."